Exhibit 99.2
Blucora, Inc.
Supplemental Information
June 30, 2022

Blucora Condensed Consolidated Statements of Operations

(Unaudited, in thousands, except per share amounts. Rounding differences may exist.)	2020	2021					2022
	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q
Revenue:
Wealth Management	$546,189	$154,491	$162,395	$169,135	$172,192	$658,213	$166,403	$162,669
Tax Software	208,763	123,892	91,917	5,039	6,139	226,987	141,150	94,214
Total revenue	754,952	278,383	254,312	174,174	178,331	885,200	307,553	256,883
Operating expenses:
Cost of revenue:
Wealth Management	385,962	108,623	113,910	120,641	121,119	464,293	119,874	113,644
Tax Software	12,328	5,578	4,429	2,323	3,228	15,558	9,426	6,873
Total cost of revenue	398,290	114,201	118,339	122,964	124,347	479,851	129,300	120,517
Engineering and technology	27,258	7,128	7,231	7,874	8,471	30,704	8,504	8,620
Sales and marketing	177,618	77,562	34,848	28,399	32,522	173,331	84,403	47,508
General and administrative	82,158	24,685	23,832	23,102	27,052	98,671	29,075	26,646
Acquisition and integration	31,085	8,103	18,169	2,241	4,285	32,798	1,666	(6,792)
Depreciation	7,293	2,300	3,204	2,867	2,535	10,906	2,931	3,137
Amortization of acquired intangible assets	29,745	7,175	7,063	7,009	7,073	28,320	6,631	6,462
Impairment of goodwill (1)	270,625	—	—	—	—	—	—	—
Total operating expenses	1,024,072	241,154	212,686	194,456	206,285	854,581	262,510	206,098
Operating income (loss)	(269,120)	37,229	41,626	(20,282)	(27,954)	30,619	45,043	50,785
Interest expense and other, net	(31,304)	(7,883)	(8,024)	(8,295)	(7,878)	(32,080)	(7,841)	(8,117)
Income (loss) before income taxes	(300,424)	29,346	33,602	(28,577)	(35,832)	(1,461)	37,202	42,668
Income tax benefit (expense)	(42,331)	(1,700)	(1,994)	774	12,138	9,218	(2,582)	(3,243)
Net income (loss)	$(342,755)	$27,646	$31,608	$(27,803)	$(23,694)	$7,757	$34,620	$39,425

Net income (loss) per share:
Basic	$(7.14)	$0.57	$0.65	$(0.57)	$(0.49)	$0.16	$0.71	$0.83
Diluted	$(7.14)	$0.56	$0.64	$(0.57)	$(0.49)	$0.16	$0.70	$0.81
Weighted average shares outstanding:
Basic	47,978	48,261	48,508	48,707	48,834	48,578	48,513	47,582
Diluted	47,978	49,097	49,385	48,707	48,834	49,526	49,747	48,690
____________________________
(1)In 2020, we recognized a $270.6 million goodwill impairment related to our Wealth Management reporting unit.

Blucora Condensed Consolidated Financial Results

(Unaudited, in thousands, except % and per share amounts. Rounding differences may exist.)	2020		2021										2022
	FY 12/31		1Q		2Q		3Q		4Q		FY 12/31		1Q		2Q
GAAP Financial Results:
Segment revenue:
Wealth Management	$546,189		$154,491		$162,395		$169,135		$172,192		$658,213		$166,403		$162,669
Tax Software (1)	208,763		123,892		91,917		5,039		6,139		226,987		141,150		94,214
Total revenue	$754,952		$278,383		$254,312		$174,174		$178,331		$885,200		$307,553		$256,883

Segment operating income: (2)
Wealth Management	$72,195		$19,396		$21,396		$19,564		$21,856		$82,212		$16,421		$15,873
Tax Software (1)	49,621		50,888		63,448		(13,864)		(18,593)		81,879		58,030		53,859
Total segment operating income	$121,816		$70,284		$84,844		$5,700		$3,263		$164,091		$74,451		$69,732

Segment operating income as a % of segment revenue:
Wealth Management	13.2%		12.6%		13.2%		11.6%		12.7%		12.5%		9.9%		9.8%
Tax Software (1)	23.8%		41.1%		69.0%		(275.1)%		(302.9)%		36.1%		41.1%		57.2%
Total segment operating income as a % of segment revenue	16.1%		25.2%		33.4%		3.3%		1.8%		18.5%		24.2%		27.1%

Unallocated corporate-level general and administrative expenses (2)	$26,689		$5,694		$6,259		$6,499		$7,103		$25,555		$7,292		$7,680

GAAP Net Income (Loss)	$(342,755)		$27,646		$31,608		$(27,803)		$(23,694)		$7,757		$34,620		$39,425
GAAP Net Income (Loss) per share — Diluted	$(7.14)		$0.56		$0.64		$(0.57)		$(0.49)		$0.16		$0.70		$0.81

Non-GAAP Financial Results: (3)
Adjusted EBITDA (3)	$95,127		$64,590		$78,585		$(799)		$(3,840)		$138,536		$67,159		$62,052
Non-GAAP Net Income (Loss) (3)	$54,080		$50,952		$63,122		$(12,754)		$(14,131)		$87,189		$52,609		$47,992
Non-GAAP Net Income (Loss) per share — Diluted (3)	$1.12		$1.04		$1.28		$(0.26)		$(0.29)		$1.76		$1.06		$0.99

Net Leverage Ratio (3)	4.3	x	3.5	x	1.9	x	2.6	x	3.1	x	3.1	x	3.0	x	3.1	x
Operating Free Cash Flow (3)	$8,077		$45,124		$38,603		$(30,960)		$(46,212)		$6,555		$42,612		$31,261
____________________________
(1)Our Tax Software segment is highly seasonal with a significant portion of its annual revenue typically earned in the first two quarters of the fiscal year. In March 2020 and as a result of the COVID-19 pandemic, the Internal Revenue Service (“IRS”) extended the filing deadline for federal tax returns from April 15, 2020 to July 15, 2020. This filing extension resulted in the shifting of a significant portion of Tax Software segment revenue that is usually earned in the first and second quarters to the third quarter of 2020. As a result of the continued impact of the COVID-19 pandemic, including disruptions associated with the distribution of the second and third rounds of Economic Impact Payments, the IRS delayed the start of the 2021 tax season and extended the filing and payment deadline for tax year 2020 federal tax returns from April 15, 2021 to May 17, 2021. In addition, the IRS extended the federal filing and payment deadline for Texas, Louisiana, and Oklahoma to June 15, 2021. Beyond federal filings, the majority of states also extended their filing and payment deadlines for tax year 2020 state tax returns. This extension resulted in the shifting of a significant portion of Tax Software segment revenue that is usually earned in the first quarter to the second quarter of 2021.
(2)We do not allocate certain operating expenses (including personnel and overhead costs), stock-based compensation, acquisition and integration costs, depreciation, amortization of acquired intangible assets, executive transition costs, headquarters relocation costs, contested proxy and other legal and consulting costs, impairment of goodwill, interest expense and other, net, or income taxes to the reportable segments. General and administrative costs are included in "Unallocated corporate-level expenses."
(3)Refer to the subsequent pages for reconciliations of these non-GAAP financial measures to their nearest comparable GAAP financial measures.

Blucora Reconciliation of Certain Non-GAAP Financial Measures to the Nearest Comparable GAAP Financial Measures (1) (2)

	2020	2021					2022
(Unaudited, in thousands except per share amounts. Rounding differences may exist.)	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q
Adjusted EBITDA (1)
Net income (loss) (2)	$(342,755)	$27,646	$31,608	$(27,803)	$(23,694)	$7,757	$34,620	$39,425
Stock-based compensation	10,066	5,610	5,160	4,729	5,255	20,754	6,225	5,198
Depreciation and amortization of acquired intangible assets	39,907	10,418	11,165	10,915	10,928	43,426	11,305	11,464
Interest expense and other, net	31,304	7,883	8,024	8,295	7,878	32,080	7,841	8,117
Acquisition and integration—Excluding change in the fair value of HKFS Contingent Consideration	22,785	1,803	6,669	541	1,385	10,398	(34)	228
Acquisition and integration—Change in the fair value of HKFS Contingent Consideration	8,300	6,300	11,500	1,700	2,900	22,400	1,700	(7,020)
Executive transition costs	10,701	—	—	—	—	—	—	—
Headquarters relocation costs	1,863	—	—	—	—	—	—	—
Contested proxy and other legal and consulting costs	—	3,230	2,465	1,598	3,646	10,939	2,920	1,397
Impairment of goodwill	270,625	—	—	—	—	—	—	—
Income tax (benefit) expense	42,331	1,700	1,994	(774)	(12,138)	(9,218)	2,582	3,243
Adjusted EBITDA(1)	$95,127	$64,590	$78,585	$(799)	$(3,840)	$138,536	$67,159	$62,052
Non-GAAP Net Income (Loss) (1)
Net income (loss) (2)	$(342,755)	$27,646	$31,608	$(27,803)	$(23,694)	$7,757	$34,620	$39,425
Stock-based compensation	10,066	5,610	5,160	4,729	5,255	20,754	6,225	5,198
Amortization of acquired intangible assets	29,745	7,175	7,063	7,009	7,073	28,320	6,631	6,462
Acquisition and integration—Excluding change in the fair value of HKFS Contingent Consideration	22,785	1,803	6,669	541	1,385	10,398	(34)	228
Acquisition and integration—Change in the fair value of HKFS Contingent Consideration	8,300	6,300	11,500	1,700	2,900	22,400	1,700	(7,020)
Executive transition costs	10,701	—	—	—	—	—	—	—
Headquarters relocation costs	1,863	—	—	—	—	—	—	—
Contested proxy and other legal and consulting costs	—	3,230	2,465	1,598	3,646	10,939	2,920	1,397
Non-capitalized debt issuance expenses	3,687	—	—	—	—	—	—	—
Impairment of goodwill	270,625	—	—	—	—	—	—	—
Gain on the sale of a business	(349)	—	—	—	—	—	—	—
Cash tax impact of adjustments to GAAP net income (loss)	(1,647)	(543)	(649)	(331)	(351)	(1,874)	(959)	(353)
Non-cash income tax (benefit) expense	41,059	(269)	(694)	(197)	(10,345)	(11,505)	1,506	2,655
Non-GAAP Net Income (Loss) (1)	$54,080	$50,952	$63,122	$(12,754)	$(14,131)	$87,189	$52,609	$47,992

Non-GAAP Net Income (Loss) per share — Diluted (1) (3)	$1.12	$1.04	$1.28	$(0.26)	$(0.29)	$1.76	$1.06	$0.99
Diluted weighted average shares outstanding (3)	48,244	49,097	49,385	48,707	48,834	49,526	49,747	48,690

Notes to Reconciliations of Certain Non-GAAP Financial Measures to the Nearest Comparable GAAP Measures on next page.

Notes to Reconciliations of Certain Non-GAAP Financial Measures to the Nearest Comparable GAAP Measures

(1) We define Adjusted EBITDA as net income (loss), determined in accordance with GAAP, excluding (if applicable) the effects of stock-based compensation, depreciation and amortization of acquired intangible assets, interest expense and other, net, acquisition and integration costs, executive transition costs, headquarters relocation costs, contested proxy and other legal and consulting costs, impairment of goodwill, and income tax (benefit) expense. Interest expense and other, net primarily consists of interest expense, net, and non-capitalized debt issuance expenses. Acquisition and integration costs primarily relate to the acquisitions of Avantax Planning Partners and 1st Global. Impairment of goodwill relates to the impairment of our Wealth Management reporting unit goodwill in the first quarter of 2020. Executive transition costs relate to the departure of certain Company executives in the first quarter of 2020. Headquarters relocation costs relate to the process of moving from our Dallas, TX and Irving, TX offices to our new headquarters.
We believe that Adjusted EBITDA provides meaningful supplemental information regarding our performance. We use this non-GAAP financial measure for internal management and compensation purposes, when publicly providing guidance on possible future results, and as a means to evaluate period-to-period comparisons. We believe that Adjusted EBITDA is a common measure used by investors and analysts to evaluate our performance, that it provides a more complete understanding of the results of operations and trends affecting our business when viewed together with GAAP results, and that management and investors benefit from referring to this non-GAAP financial measure. Items excluded from Adjusted EBITDA are significant and necessary components to the operations of our business and, therefore, Adjusted EBITDA should be considered as a supplement to, and not as a substitute for or superior to, GAAP net income (loss). Other companies may calculate Adjusted EBITDA differently and, therefore, our Adjusted EBITDA may not be comparable to similarly titled measures of other companies.
We define Non-GAAP Net Income (Loss) as net income (loss), determined in accordance with GAAP, excluding (if applicable) the effects of stock-based compensation, amortization of acquired intangible assets, acquisition and integration costs, executive transition costs, headquarters relocation costs, contested proxy and other legal and consulting costs, non-capitalized debt issuance expenses, impairment of goodwill, gain on the sale of a business, the related cash tax impact of those adjustments, and non-cash income tax (benefit) expense. We exclude the non-cash portion of income taxes because of our ability to offset a substantial portion of our cash tax liabilities by using deferred tax assets, which primarily consist of U.S. federal net operating losses. The majority of these net operating losses will expire, if not utilized, between 2022 and 2024. Gain on the sale of a business relates to the disposition of SimpleTax in 2019 and the subsequent working capital adjustment in the third quarter of 2020. Non-capitalized debt issuance expenses relate to the expense recognized as a result of the Term Loan increase in the third quarter of 2020.
We believe that Non-GAAP Net Income (Loss) and Non-GAAP Net Income (Loss) per share provide meaningful supplemental information to management, investors, and analysts regarding our performance and the valuation of our business by excluding items in the statement of operations that we do not consider part of our ongoing operations or that have not been, or are not expected to be, settled in cash. Additionally, we believe that Non-GAAP Net Income (Loss) and Non-GAAP Net Income (Loss) per share are common measures used by investors and analysts to evaluate our performance and the valuation of our business. Non-GAAP Net Income (Loss) and Non-GAAP Net Income (Loss) per share should be evaluated in light of our financial results prepared in accordance with GAAP and should be considered as a supplement to, and not as a substitute for or superior to, GAAP net income (loss) and GAAP net income (loss) per share. Other companies may calculate Non-GAAP Net Income (Loss) and Non-GAAP Net Income (Loss) per share differently, and, therefore, these measures may not be comparable to similarly titled measures of other companies.

(2) See the Condensed Consolidated Statements of Operations on page 2.

(3) For periods in which Non-GAAP Net Income is generated, Non-GAAP Net Income per share is calculated using diluted weighted average shares outstanding. For periods in which Non-GAAP Net (Loss) is generated, diluted weighted average shares outstanding is the same as basic weighted average shares outstanding.

Blucora Reconciliation of Trailing Twelve Month ("TTM") Adjusted EBITDA (1) (2)

	2020	2021				2022
(Unaudited, in thousands. Rounding differences may exist.)	TTM 4Q	TTM 1Q	TTM 2Q	TTM 3Q	TTM 4Q	TTM 1Q	TTM 2Q
Adjusted EBITDA (1) (2)
Net income (loss)	$(342,755)	$385	$(17,652)	$(19,249)	$7,757	$14,731	$22,548
Stock-based compensation	10,066	16,877	18,133	18,345	20,754	21,369	21,407
Depreciation and amortization of acquired intangible assets	39,907	40,157	42,237	42,786	43,426	44,313	44,612
Interest expense and other, net	31,304	33,052	35,788	32,120	32,080	32,038	32,131
Acquisition and integration—Excluding change in the fair value of HKFS Contingent Consideration	22,785	18,906	22,751	12,016	10,398	8,561	2,120
Acquisition and integration—Change in the fair value of HKFS Contingent Consideration	8,300	14,600	26,100	28,800	22,400	17,800	(720)
Executive transition costs	10,701	1,517	881	476	—	—	—
Headquarter relocation costs	1,863	1,147	410	—	—	—	—
Contested proxy and other legal and consulting costs	—	3,230	5,695	7,293	10,939	10,629	9,561
Impairment of goodwill and an intangible asset	270,625	—	—	—	—	—	—
Income tax (benefit) expense	42,331	(23,489)	38,044	22,014	(9,218)	(8,336)	(7,087)
Adjusted EBITDA(1)	$95,127	$106,382	$172,387	$144,601	$138,536	$141,105	$124,572

Blucora Net Leverage Ratio (1) (3) (4)

	2020		2021								2022
(Unaudited, in thousands except Net Leverage Ratio. Rounding differences may exist.)	4Q		1Q		2Q		3Q		4Q		1Q		2Q
Net Debt (3)
Senior Secured Credit Facility	$563,156		$562,703		$562,250		$561,797		$561,344		$560,891		$560,438
Less: Cash and cash equivalents	150,125		191,803		232,409		184,926		134,824		144,222		171,297
Net Debt (3)	$413,031		$370,900		$329,841		$376,871		$426,520		$416,669		$389,141

Adjusted EBITDA (1) (2)	$95,127		$106,382		$172,387		$144,601		$138,536		$141,105		$124,572

Net Leverage Ratio (1) (3) (4)	4.3	x	3.5	x	1.9	x	2.6	x	3.1	x	3.0	x	3.1	x
____________________________
(1) Non-GAAP measure using Adjusted EBITDA for the trailing twelve-month period. Adjusted EBITDA for the trailing twelve-month period is reconciled to the nearest comparable GAAP measure, net income (loss).
(2) For additional information on Adjusted EBITDA and its use as a non-GAAP measure, see page 5.
(3) We define Net Debt, a non-GAAP financial measure, as the outstanding principal of debt less cash and cash equivalents. We believe that the presentation of this non-GAAP financial measure provides useful information to investors because it is an important liquidity measurement that reflects our ability to service our debt.
(4) Net Leverage Ratio is calculated by dividing Net Debt by Adjusted EBITDA for the trailing twelve-month period.

Blucora Reconciliation of Operating Free Cash Flow (1)

	2020	2021					2022
(Unaudited, in thousands. Rounding differences may exist.)	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q
Net cash provided by (used in) operating activities	$44,079	$53,722	$43,549	$(22,880)	$(37,560)	$36,831	$47,343	$38,320
Purchases of property, equipment, and software	(36,002)	(8,598)	(4,946)	(8,080)	(8,652)	(30,276)	(4,731)	(7,059)
Operating Free Cash Flow (1)	$8,077	$45,124	$38,603	$(30,960)	$(46,212)	$6,555	$42,612	$31,261
____________________________
(1) We define Operating Free Cash Flow, a non-GAAP financial measure, as net cash provided by (used in) operating activities less purchases of property, equipment, and software. We believe Operating Free Cash Flow is an important liquidity measure that reflects the cash generated by our businesses, after the purchases of property, equipment, and software, that can then be used for, among other things, strategic acquisitions and investments in the businesses, stock repurchases, and funding ongoing operations.

Wealth Management Operating Metrics

	2020	2021					2022
(In thousands, except percentages. Rounding differences may exist.)	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q
Segment revenue	$546,189	$154,491	$162,395	$169,135	$172,192	$658,213	$166,403	$162,669
Less: Financial professional commission payout	(379,543)	(106,855)	(111,708)	(118,231)	(118,560)	(455,354)	(116,704)	(110,958)
Revenue Not Remitted to Financial Professionals (1)	$166,646	$47,636	$50,687	$50,904	$53,632	$202,859	$49,699	$51,711

Payout Rate (2)	75.9%	74.4%	75.4%	75.5%	75.0%	75.1%	75.4%	75.5%

Segment operating income (3)	$72,195	$19,396	$21,396	$19,564	$21,856	$82,212	$16,421	$15,873
Segment operating income as a % of revenue	13.2%	12.6%	13.2%	11.6%	12.7%	12.5%	9.9%	9.8%
Segment operating income as a % of Segment Net Revenue	43.3%	40.7%	42.2%	38.4%	40.8%	40.5%	33.0%	30.7%

(In thousands, except percentages. Rounding differences may exist.)			2020	2021					2022
	Sources of Revenue	Primary Drivers	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q
Financial professional-driven	Advisory	- Advisory asset levels	$314,751	$91,119	$96,508	$103,540	$104,633	$395,800	$107,169	$104,155
	Commission	- Transactions - Asset levels - Product mix	185,201	52,534	51,702	52,961	53,480	210,677	47,655	42,835
Other revenue	Asset-based	- Cash balances - Interest rates - Number of accounts - Client asset levels	23,688	5,329	5,526	5,659	5,587	22,101	5,663	6,964
	Transaction and fee	- Account activity - Number of clients - Number of financial professionals - Number of accounts	22,549	5,509	8,659	6,975	8,492	29,635	5,916	8,715
	Total revenue		$546,189	$154,491	$162,395	$169,135	$172,192	$658,213	$166,403	$162,669
	Total recurring revenue (4)		$464,944	$130,755	$138,900	$145,311	$144,728	$559,694	$143,737	$141,935
	Recurring revenue rate (4)		85.1%	84.6%	85.5%	85.9%	84.1%	85.0%	86.4%	87.3%
____________________________
(1) We define Revenue Not Remitted to Financial Professionals, a non-GAAP financial measure, as GAAP segment revenue less financial professional commission payout. Financial professional commission payout represents commissions owed to financial professionals based on their advisory and commission revenues generated during the respective period. Financial professional commission payout does not include charges associated with financial professional stock-based compensation or the amortization of financial professional forgivable loans. We believe that the presentation of this non-GAAP financial measure provides useful information to investors because it reflects the portion of our segment revenue that is not remitted to financial professionals in the form of cash. We and investors utilize this non-GAAP financial measure when evaluating our performance relative to total client assets.
(2) We define Payout Rate as financial professional commission payout as a percentage of financial professional-driven revenue from the tables above.
(3) We do not allocate certain operating expenses (including personnel and overhead costs), stock-based compensation, acquisition and integration costs, depreciation, amortization of acquired intangible assets, executive transition costs, headquarters relocation costs, contested proxy and other legal and consulting costs, impairment of goodwill, interest expense and other, net, or income taxes to the reportable segments.
(4) Recurring revenue consists of advisory fees, trailing commissions, fees from cash sweep programs, and certain transaction and fee revenue.

Wealth Management Operating Metrics (continued)

(In thousands, except percentages. Rounding differences may exist.)	2020	2021					2022
	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q
Total client assets (1)	$82,961,244	$84,776,191	$87,814,790	$86,647,743	$89,086,032	$89,086,032	$86,144,055	$76,522,066
Brokerage assets (1)	$47,357,687	$48,001,320	$48,373,805	$46,850,354	$46,906,981	$46,906,981	$45,222,763	$39,776,018
Advisory assets (1)	$35,603,557	$36,774,871	$39,440,985	$39,797,389	$42,179,051	$42,179,051	$40,921,292	$36,746,048
% of total client assets (1)	42.9%	43.4%	44.9%	45.9%	47.3%	47.3%	47.5%	48.0%
Number of financial professionals (in ones)	3,770	3,718	3,606	3,529	3,416	3,416	3,409	3,349
Advisory and commission revenue per financial professional (2)	$132.6	$38.6	$41.1	$44.3	$46.3	$177.5	$45.4	$43.9

Quarterly Production Retention Rate: (3)
TTM Financial professional-driven revenue (4)	$499,952	$514,268	$556,339	$585,307	$606,477	$606,477	$617,648	$616,428
TTM Financial professional-driven revenue related to independent financial professionals who departed in the quarter (4)	$19,101	$8,127	$9,881	$12,157	$11,079	$11,079	$2,201	$3,836
TTM Financial professional-driven revenue, less that related to independent financial professionals who departed in the quarter (4)	$480,851	$506,141	$546,458	$573,150	$595,398	$595,398	$615,447	$612,592
Quarterly Production Retention Rate (3)	96.2%	98.4%	98.2%	97.9%	98.2%	98.2%	99.6%	99.4%
____________________________
(1) In connection with our ongoing integration of acquisitions, as of December 31, 2021, we refined the methodology by which we calculate client assets to align the methodologies within our Wealth Management segment for calculating such metrics. Specifically, such changes to the methodology include alignment to one third party data aggregator for assets not placed in custody with our clearing firm and to one consistent set of logic for all assets and transaction types. We have not recast client assets for prior periods to conform to our current presentation as we believe the changes to the calculation to be immaterial.
(2) Calculations are based on the ending number of financial professionals and advisory and commission revenue for each respective period.
(3) Quarterly Production Retention Rate is a non-GAAP financial measure. We believe Quarterly Production Retention Rate is an important measure of our quarterly retention of financial professional-driven revenue (which consists of advisory revenue and commission revenue). We use Quarterly Production Retention Rate to measure the impact of financial professional departures on our business. Quarterly Production Retention Rate is calculated by dividing (x) the difference of (i) total financial professional-driven revenue for the trailing twelve-month period then ended minus (ii) financial professional-driven revenue for the trailing twelve-month period then ended related to independent financial professionals that departed in the quarter by (y) total financial professional-driven revenue for the trailing twelve-month period then ended. As Quarterly Production Retention Rate is a measure of retention during a quarter, it also includes quarterly production from independent financial professionals who departed in prior quarters in the trailing twelve-month period, and therefore does not show production retention rate over longer periods of time.
(4) For the trailing twelve-month period then ended.

Blucora Operating Metrics - Tax Software

(In thousands, except as otherwise indicated)	Six Months Ended June 30,		Change
	2022	2021	Units	%
Total e-files (1)	5,528	5,397	131	2.4%
Consumer:
Consumer e-files (1)	3,184	3,112	72	2.3%
Professional:
Professional e-files	2,344	2,285	59	2.6%
Units sold (in ones)	20,927	20,692	235	1.1%
Professional e-files per unit sold (in ones)	112.0	110.4	1.6	1.4%
____________________________
(1)We participate in the Free File Alliance that is part of an IRS partnership that provides free electronic tax filing services to taxpayers meeting certain income-based guidelines. Free File Alliance e-files are included within total e-files and consumer e-files above.